Exhibit 32.1

                                  CERTIFICATION

     In connection with the Quarterly Report of Bodisen Biotech, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 2, 2005                             /s/ Wang Qiong
                                                    --------------
                                                    Wang Qiong
                                                    Chief Executive Officer


Date:  November 2, 2005                             /s/ Lai Yiliang
                                                    ----------------
                                                    Lai Yiliang
                                                    Chief Financial Officer